Annual Report

December 31, 2002

T. Rowe Price
Institutional Small-Cap Stock Fund


LOGO: T. Rowe Price Invest With Confidence (registered trademark)



Dear Investor

Perhaps the best that can be said for 2002 is that it's over. Small-caps began the year with the wind at their backs, and continued to post positive returns-as they had in the two prior years-through April, buoyed by strength in value stocks. However, by midyear the bear market was taking no prisoners, and nearly all stocks large and small fell prey, especially during the violent sell-offs of July and October. The market subsequently bounced sharply but the Russell 2000 Index returned -20.48% for the year. Still, small-caps managed to outperform for the fourth straight year, as the S&P 500 Index returned -22.10%.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Institutional
Small-Cap Stock Fund                               -11.99%              -14.36%

Russell 2000 Index                                  -16.56               -20.48

Lipper Small-Cap
Core Funds Index                                    -14.61               -19.23

S&P 500 Index                                       -10.30               -22.10


How did we fare in these challenging times? The Institutional Small-Cap Stock Fund returned -11.99% during the past six months, bringing our return for 2002 to -14.36%. While we are pleased that we once again outperformed the Russell 2000 Index and the Lipper peer-group index in both periods, as shown in the table, we take no pleasure in double-digit negative returns. However, the fund's durable blend of growth and value stocks cushioned its decline in a year of steep equity market losses. In addition, we are pleased to note that the fund also outperformed during the strong fourth quarter, a period of strong market gains. That is a testament to the flexibility of the blend strategy and our gradual shift away from more defensive stocks that had performed well toward emerging growth and cyclical stocks that would benefit from an eventual rebound in the economy and markets. During the last three months of the year, the fund gained 7.68% compared with 6.16% for the Russell 2000 and 5.79% for the Lipper Small-Cap Core Funds Index.


INVESTMENT REVIEW

The best-performing sectors in the Russell 2000 during the last six months were utilities (-8%) and financials (-9%), the only two sectors to avoid double-digit declines. Though telecommunication services (-20%) and information technology (-19%) fell sharply, the worst-performing sectors were consumer discretionary (-24%) and materials (-22%).

We added the most value with the strong performance of our holdings in the consumer discretionary, energy, materials, and health care sectors. The largest detractor was the utilities sector, primarily due to group underweighting.

The fund's consumer discretionary holdings declined less during the second half than the index sector, -14% versus -24%, respectively. Most of the credit for this relative strength belongs to audio systems maker Harman International, our top holding, which rose 21% in the period thanks to high-octane results in its automotive business. As broadband comes to the dashboard, Harman has the key technology to fully integrate its sophisticated multimedia electronics with dashboard audio systems. Fueled by big wins with luxury manufacturers including BMW, Mercedes, and Porsche, Harman's auto business surged 48% in the September quarter. Given Harman's significant appreciation and its large weighting within the portfolio, we took profits during the period, though it remains our top holding.

Other major contributors in consumer discretionary included Getty Images, which surged 69%. Getty is the world's leading provider of stock images, photographs, and film footage, and has seen reaccelerating sales growth and positive operating leverage. Major customers include advertising and design firms. You may have seen photographs from its huge library in the pages of Time magazine or on MSNBC.com. Getty has a low-cost, Internet-driven distribution model. Another of our top-five holdings, pool equipment distributor SCP Pool, also aided performance in the sector as it rose 5% on strong results. The company's recent acquisition of Fort Wayne Pools should help drive growth in the coming year.

The strong relative performance of our energy positions, combined with the fact that the fund has nearly double the energy weighting of the Russell 2000, benefited fund performance. Our holdings slipped modestly (-2%) during the period versus the index sector (-13%). Natural gas prices above $5 per thousand cubic feet, spurred by declining domestic production and concern about the potential disruption of oil supplies from Iraq and Venezuela, aided XTO Energy, a top-five holding that rose 20%. We continue to believe energy stocks offer an attractive hedge in these uncertain times, and over the longer term, the fundamentals of North American natural gas demand appear strong.

Stock selection in the materials sector was also positive, as our holdings fell 10% versus the 22% drop of the Russell 2000's materials constituents. Consumer lawn-and-garden leader Scotts rose 8% as earnings grew strongly and the company cancelled a potentially dilutive secondary offering.


Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                           16%
Information Technology                                             16
Energy and Utilities                                                9
Health Care                                                         8
Materials                                                           7
Reserves                                                            5
Industrials and Business Services                                  21
Financials                                                         18

In addition to underweighting the relatively strong utilities sector, results versus the index were hurt by the weak performance of Cleco, our largest and virtually only utility holding. At year-end, your portfolio had less than 1% of net assets in the sector, partly because we felt the time was right to move to less defensive groups. Utilities make up 4% of the benchmark. Cleco, a diversified utility holding company based in central Louisiana, fell 34% in the period. The company has an independent power subsidiary that sold power under contract to various power marketing companies, some of which are in financial distress as a result of the sector's implosion. Fortunately, we anticipated this issue and dramatically decreased our Cleco holdings in 2001 and early 2002, limiting the impact on the portfolio.

Other major detractors were scattered across a variety of sectors. Supermarket chain Great Atlantic & Pacific Tea Company's turnaround attempt has been complicated by a brutal price war and results have been disappointing. The stock's 57% plunge hurt relative results in consumer staples. A 51% decline in shares of passive electronic components maker KEMET hindered performance in the technology sector. KEMET suffered from a price war in capacitors, which are 60% of its business, along with high raw materials costs.

Noven Pharmaceuticals, a drug delivery company specializing in transdermal patches for uses such as hormone replacement, fell 64% during the period as a well-publicized study called into question the advisability of estrogen treatment for postmenopausal women. Noven detracted from our otherwise strong stock selection in health care. It's worth noting, however, that Noven's patch system was not part of the study. After a midyear dip, sales for the patch recently eclipsed peak levels reached before the study's release. Security and law enforcement products and services firm Armor Holdings, which is doing a strong business in products such as riot gear and armor-plating for U.S. military Humvees, reported poor results in its troubled security consulting business, which it now plans to sell. The shares fell 46%, weighing on performance in the industrials and business services sector.


INVESTMENT STRATEGY

The long bear market for technology stocks continued in the second half of 2002 as investors appear to have despaired of ever again witnessing a demand-based recovery in the sector. As a result, many small-cap technology stocks reached ever-more attractive valuation levels. We took advantage of the opportunity to purchase well-positioned technology stocks at reasonable prices. Indeed, nearly a third of our purchases in the second half were technology stocks. Though we may have to wait for a catalyst, a rebound in technology capital spending may be closer than the market expects. New technology investment began falling off sharply three years ago-which is about the average life cycle for technology products due to obsolescence.

Our largest technology purchase in the second half was a new position in Semtech, a $1 billion market cap integrated circuit firm that looks like a long-term winner in the group. Semtech designs chips used in PCs, wireless handsets, communications equipment, and industrial products. The shares declined as the company issued a disappointing outlook, giving us a chance to purchase the shares at a price/earnings ratio below Semtech's 25% long-term expected growth rate. The company is highly profitable, with a 25% operating profit margin, and has a sterling balance sheet.

Another new technology position was Websense, a $515 million market cap developer of software that enables businesses to monitor, report, and manage their employees' use of the Internet. Websense is a market leader in one of the few areas where IT spending has held up, and is capable of 30% annual earnings growth in the years ahead.

We also find the industrials group appealing. The economic recovery may be poised to gather strength and non-technology capital spending could also rebound, even if only to levels necessary for maintenance and upkeep.

Two new positions that could benefit are Graco and Lindsay Manufacturing. Graco is a high-quality niche manufacturer of pumps and fluid-handling equipment with a $1.4 billion market cap. The company's pumps control and dispense fluids used in painting, coating, high-pressure cleaning, and vehicle lubrication. Graco has a 20% operating profit margin, a 25% return on assets, and a greater than 40% return on equity, yet was recently trading at 17 times forward estimates.

Lindsay Manufacturing is a solid, conservatively managed irrigation-equipment company, which should see an increase in orders as a result of two related developments: last year's drought and higher corn prices. The crippling drought reinforced the value of irrigation, which not only improves crop yields but also makes financing easier for farmers. Partly because of the drought and partly due to continued growth in global demand, corn inventories recently hit levels last seen during the mid-1970s, sparking a significant rise in corn prices.

Significant sales
One of our largest sales was specialty consumer products company Chattem. The shares rose 30% during the period on strong earnings gains and solid investor interest following the success of its recent acquisition of the Selsun Blue dandruff shampoo brand. Management has successfully reinvigorated the business, but following the shares' sharp run-up we significantly reduced our position as the valuation looked full. In addition, the company twice filed to make a secondary offering, though the plan was canceled both times. We felt that if management was willing to sell shares at recent levels, so were we.

We eliminated our position in Urban Outfitters, the highly successful retailer of apparel and home fashions. The company enjoyed strong success in 2002 due to the popularity of the peasant look, and the shares doubled. However, fashion is a fickle business, and we chose to cash out while Urban Outfitters was on top of the current trend, rather than potentially behind the next one.

Ivex Packaging was also eliminated after the company agreed to be acquired by aluminum giant Alcoa. The deal marked a continuation of a significant consolidation trend in the packaging sector. We chose to reinvest a portion of the proceeds from Ivex into the recent initial public offering (remember those?) of Constar International. Constar is a manufacturer of polyethylene containers that was recently sold by Crown Cork & Seal. The shares were attractively priced at less than four times earnings before interest, taxes, depreciation, and amortization.


OUTLOOK

Growth vs. Value
--------------------------------------------------------------------------------
Periods Ended 12/31/02              6 Months         12 Months
--------------------------------------------------------------------------------

Russell 2000
Growth Index                                       -15.63%              -30.26%

Russell 2000
Value Index                                         -17.42               -11.43

The challenges we face as investors are well known. While the market is undoubtedly fragile and vulnerable, investors may be well advised to recall that new bull markets tend to start by climbing the proverbial "wall of worry."

Weighing against geopolitical concerns and currently soft economic conditions are accommodative monetary policy, the prospect of new and substantial fiscal stimulus out of Washington (possibly including the elimination of the tax on dividends for investors), and an economy that we see as primed for recovery.

The seeds of a rebound have been sown. Inventories remain at very low levels, and the inevitable inventory restocking will in itself boost the economy to an extent. As discussed above, we feel that capital spending is likely to recover, at least modestly, because it has been artificially low for nearly three years. The recent improvement in corporate profits, combined with strong productivity growth, provides businesses the means and the incentive to invest in new equipment. Inventory rebuilding and a modest upturn in capital spending should support a gradually strengthening economy in 2003. Investors may recall that the recovery of 1991-92 was similarly tepid. And George W. Bush surely recalls that anemic growth helped doom his father's reelection chances. As candidate Bill Clinton's top political adviser cracked at the time, "It's the economy, stupid."

Without question, if events in the Middle East or North Korea spin out of control, or if another large-scale terror attack deals a blow to our economy, we may be forced to eat our bullish words. However, we choose to be optimistic. The market as we write is likely discounting a war in Iraq with at least some hard fighting along with some regional complications, as well as continued threats on the Korean peninsula. Yet if the Iraq conflict is resolved quickly and on favorable terms, and if some accommodation is reached with North Korea, markets could stage a significant relief rally, and improved business and consumer confidence could afford the economy an opportunity to flex its muscles. We believe small-cap shares would benefit handsomely from this scenario.

The current small-cap cycle was born April 9, 1999, at the height of the Internet frenzy. It has run nearly four years. Several previous cycles have lasted five to seven years. The current cycle appears to fall short not only in terms of duration, but also in terms of magnitude. Our good friend Steven DeSanctis, the small-cap strategist at Prudential Securities, notes the typical small-cap cycle has generated annual excess returns of 13.3% per year. Contrast this with the current cycle's 10.8% annual excess return as of year-end. In addition, nearly all small-cap cycles occur in an environment of strongly positive absolute returns. In the early '90s, the Russell 2000 more than doubled in just over three years. Yet over the current cycle through year-end, the index has been essentially flat. Therefore, we feel the small-cap cycle has room to run.

Moreover, the sector still looks attractive on a valuation basis. On measures such as price-to-sales and price-to-book value relative to large-caps, small-caps remain favorably priced. Indeed, they have only just recently surpassed their 1990 sector lows.

Valuation alone, however, will not spur the next leg of the small-cap outperformance cycle. For that, we need a stronger U.S. economic recovery, which would likely bring with it stronger relative earnings growth for small-caps, which tend to be more sensitive to the domestic economy than large-caps.

After three years of massive small-cap value outperformance-the widest advantage for small-cap value on record-we believe emerging growth stocks will lead the next market advance. Reversion to the mean should eventually work in favor of small-cap growth. In addition, emerging growth stocks typically outperform coming off a market bottom. We may very well have seen that bottom in October. Certainly, in the July to October period there were many signs of a classic bear market bottom, including widespread capitulation among equity investors, many of whom flocked to real estate or bonds as alternatives. Bull markets are born in conditions such as these.

The last time stocks fell four years in a row was during the Great Depression-and we simply don't believe times are that bad today. With the right fiscal, monetary, and trade policies, and reasonable progress in the war on terrorism, there is no reason things have to get that bad in the future.

In sum, we are optimistic about 2003. We would like to wish you a happy and successful new year, and to thank you for allowing us to serve your investment needs.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 17, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Harman International                                              2.0%
SCP Pool                                                          1.8
Iron Mountain                                                     1.7
XTO Energy                                                        1.4
Chittenden                                                        1.3
A.O. Smith                                                        1.3
PartnerRe                                                         1.3
Minerals Technologies                                             1.2
W. R. Berkley                                                     1.2
Kronos                                                            1.2
WestAmerica                                                       1.2
Scotts                                                            1.2
Harsco                                                            1.1
Matthews International                                            1.1
Seacor Smit                                                       1.1
Airgas                                                            1.1
Henry Schein                                                      1.1
Valley National Bancorp                                           1.1
Maximus                                                           1.0
Casey's General Stores                                            1.0
Paxar                                                             1.0
Noble Energy                                                      1.0
Horace Mann Educators                                             1.0
Citizens Banking                                                  0.9
Belden                                                            0.9
Total                                                            30.2%
--------------------------------------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



Major Portfolio Changes
Listed in descending order of size
Six Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------
Semtech*
Graco*
Lindsay Manufacturing*
Ohio Casualty
FMC Technologies
Alloy Online
MKS Instruments
National Oilwell
IMC Global
Websense*
--------------------------------------------------------------------------------


Ten Largest Sales
--------------------------------------------------------------------------------
Harman International
Urban Outfitters**
Chattem
O'Charley's
Copart**
C.H. Robinson Worldwide**
Woodward Governor
Analogic
Chittenden
Cleco
--------------------------------------------------------------------------------

*    Position added
**   Position eliminated



Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Institutional Small-Cap Stock Fund

                  Institutional                         Lipper
                  Small-Cap          Russell            Small-Cap Core
                  Stock Fund         2000 Index         Funds Index
--------------------------------------------------------------------------------
3/31/00           10000              10000              10000
12/31/00          10703              9056               9693
12/31/01          11480              9281               10384
12/31/02          9831               7380               8387



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Institutional Small-Cap Stock Fund

Periods Ended 12/31/02

                            Since         Inception
          1 Year        Inception              Date
--------------------------------------------------------------------------------
         -14.36%           -0.62%           3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund


                                For a share outstanding throughout each period
                                ----------------------------------------------
                                    Year          3/31/00
                                   Ended          Through
                                12/31/02         12/31/01           12/31/00

NET ASSET VALUE

Beginning of
period                    $        11.14   $        10.61      $       10.00

Investment activities

  Net investment
  income (loss)                     0.02             0.05               0.02*

  Net realized
  and unrealized
  gain (loss)                      (1.62)            0.71               0.68

  Total from
  investment
  activities                       (1.60)            0.76               0.70


Distributions

  Net investment
  income                           (0.02)           (0.05)             (0.03)

  Net realized
  gain                             (0.03)           (0.18)             (0.06)

  Total
  distributions                    (0.05)           (0.23)             (0.09)


NET ASSET VALUE

End of
period                    $         9.49   $        11.14      $       10.61
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return^                    (14.36)%          7.26%              7.03%*

Ratio of total
expenses to average
net assets                          0.70%          0.74%              0.75%*_

Ratio of net
investment income
(loss) to average
net assets                         0.26%            0.46%              0.66%*_

Portfolio turnover
rate                               19.1%            26.9%            15.8%_

Net assets,
end of period
(in thousands)            $      333,989   $      288,104      $     229,475

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.75% contractual expense limitation in effect through 12/31/01.

_    Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2002


                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  95.1%

CONSUMER DISCRETIONARY  13.2%

Auto Components  0.6%

Keystone Automotive*                                75,300      $         1,131
Strattec Security*                                  17,500                  839
                                                                          1,970


Hotels, Restaurants & Leisure  2.4%

Applebee's                                          44,325                1,028
BUCA*                                               64,900                  540
CEC Entertainment*                                  36,600                1,124
O' Charley's*                                       61,800                1,269
Red Robin Gourmet Burgers*                          16,500                  210
Ruby Tuesday                                       117,600                2,033
Sonic*                                              85,900                1,760
                                                                          7,964


Household Durables  3.0%

Harman International                               110,200                6,557
Matthews International, Class A                    163,400                3,649
                                                                         10,206


Internet & Catalog Retail  0.5%

Alloy Online*                                      144,800                1,585
                                                                          1,585


Leisure Equipment & Products  2.4%

Brunswick                                           94,100                1,869
SCP Pool*                                          210,450                6,145
                                                                          8,014


Media  2.0%

Emmis Broadcasting, Class A*                        60,300                1,256
Entercom Communications*                            21,500                1,009
Getty Images*                                       17,600                  538
Scholastic*                                         54,300                1,952
Sinclair Broadcast Group, Class A*                 112,100                1,304
Young Broadcasting, Class A*                        42,400                  558
                                                                          6,617


Multiline Retail  0.8%

Neiman Marcus, Class A*                             85,000                2,583
Stein Mart*                                         49,600                  302
                                                                          2,885


Specialty Retail  0.8%

Christopher & Banks*                                43,850                  910
Linens 'n Things*                                   65,400                1,478
Ultimate Electronics*                               32,900                  334
                                                                          2,722


Textiles, Apparel, & Luxury Goods  0.7%

Culp*                                               19,800      $           168
Dan River, Class A*                                 99,300                  273
Stride Rite                                        185,100                1,327
Unifi*                                              92,300                  485
                                                                          2,253

Total Consumer Discretionary                                             44,216


CONSUMER STAPLES  2.7%

Food & Drug Retailing  1.8%

Casey's General Stores                             274,900                3,357
Great Atlantic & Pacific
  Tea Company*                                     130,200                1,050
Performance Food Group*                              6,400                  217
Seneca Foods, Class A*                              19,200                  283
Seneca Foods, Class B*                               7,300                  119
Wild Oats Markets*                                  85,200                  879
                                                                          5,905


Food Products  0.6%

American Italian Pasta, Class A*                    26,600                  957
International Multifoods*                           52,000                1,102
                                                                          2,059

Personal Products  0.3%
Chattem*                                            23,600                  485
Playtex Products*                                   57,400                  567
                                                                          1,052

Total Consumer Staples                                                    9,016


ENERGY  8.0%

Energy Equipment & Services  4.7%

Atwood Oceanics*                                    64,600                1,945
Cooper Cameron*                                     18,100                  902
FMC Technologies*                                  141,900                2,899
Grant Prideco*                                      14,300                  166
Hydril*                                             48,700                1,148
Key Energy Services*                                69,700                  625
Lone Star Technologies*                             32,300                  481
National Oilwell*                                   90,200                1,970
Seacor Smit*                                        81,400                3,622
Smith International*                                26,200                  855
W-H Energy Services*                                59,500                  868
                                                                         15,481

Oil & Gas  3.3%

Forest Oil*                                         82,500      $         2,281
Noble Energy                                        88,100                3,308
Ultra Petroleum*                                    71,400                  707
XTO Energy                                         193,475                4,779
                                                                         11,075

Total Energy                                        26,556


FINANCIALS  18.0%

Banks  6.4%

Boston Private Financial                            17,000                  338
Chittenden                                         172,000                4,383
Citizens Banking                                   127,100                3,149
Frankfort First                                      8,600                  149
Glacier Bancorp                                     46,923                1,106
ITLA Capital*                                        4,000                  133
Provident Bankshares                               105,400                2,436
Southwest Bancorp*                                  75,204                2,167
Valley National Bancorp                            134,725                3,553
WestAmerica                                         96,700                3,885
                                                                         21,299


Insurance  7.2%

Brown and Brown                                     91,800                2,967
Harleysville Group                                  53,400                1,411
Horace Mann Educators                              215,000                3,296
Markel*                                             11,000                2,261
Ohio Casualty*                                     201,200                2,606
PartnerRe                                           83,300                4,317
Selective Insurance                                 84,600                2,130
Triad Guaranty*                                     30,100                1,109
W. R. Berkley                                      101,500                4,020
                                                                         24,117


Real Estate  4.4%

Arden Realty, REIT                                  84,500                1,872
EastGroup Properties, REIT                          80,400                2,050
Essex Property Trust, REIT                           9,700                  493
Gables Residential Trust, REIT                      88,100                2,196
Glenborough Realty Trust, REIT                      76,800                1,369
LaSalle Hotel Properties, REIT                      45,600                  638
Manufactured Home
Communities, REIT                                   31,300                  927
Parkway Properties, REIT                            55,900                1,961
Reckson Associates Realty,
Class B, REIT                                       29,084                  652
Washington, REIT                                   100,000                2,550
                                                                         14,708

Total Financials                                                         60,124


HEALTH CARE  8.2%

Biotechnology  2.5%

Abgenix*                                            14,300      $           105
Alexion Pharmaceutical*                              9,500                  134
Alkermes*                                           88,000                  552
Cephalon*                                           33,476                1,629
Cubist Pharmaceuticals*                             11,400                   94
CV Therapeutics*                                    10,700                  195
deCODE GENETICS*                                    29,100                   54
Deltagen*                                           28,900                   14
Exelixis*                                           40,000                  320
Incyte Genomics*                                    16,400                   75
Neurocrine Biosciences*                             30,500                1,393
NPS Pharmaceuticals*                                31,500                  793
OSI Pharmaceuticals*                                12,000                  197
Regeneron Pharmaceuticals*                          13,400                  248
Triangle Pharmaceuticals*                           92,000                  546
Trimeris*                                           27,600                1,189
Tularik*                                            40,200                  300
Versicor*                                           29,100                  314
Vertex Pharmaceuticals*                             15,162                  240
ViroPharma*                                         17,800                   26
                                                                          8,418


Health Care Equipment & Supplies  1.6%

Edwards Lifesciences*                               65,500                1,668
EPIX Medical*                                       18,900                  137
Inhale Therapeutic Systems*                         30,300                  245
Sola*                                                9,400                  122
Steris*                                             69,800                1,693
Wilson Greatbatch Technologies*                     46,300                1,352
                                                                          5,217


Health Care Providers & Services  3.5%

AmeriPath*                                          77,000                1,656
AMN Healthcare Services*                             2,800                   47
Cross Country*                                      17,300                  241
Henry Schein*                                       79,700                3,587
Hooper Holmes                                      176,700                1,085
Lifeline Systems*                                   36,500                  819
Maximus*                                           129,400                3,377
Orthodontic Centers of America*                      4,600                   50
Renal Care Group*                                   28,000                  886
                                                                         11,748


Pharmaceuticals  0.6%

Eon Labs*                                           18,500      $           350
Guilford Pharmaceuticals*                            5,200                   21
Medicines Company*                                  34,000                  544
Noven Pharmaceuticals*                              98,600                  910
                                                                          1,825

Total Health Care                                                        27,208


INDUSTRIALS & BUSINESS SERVICES  21.0%

Aerospace & Defense  0.6%

Armor Holdings*                                    141,600                1,950
                                                                          1,950


Air Freight & Logistics  2.5%

Expeditors International
  of Washington                                     58,900                1,923
Forward Air*                                        65,495                1,271
Pacer International*                                80,600                1,072
Ryder System                                        71,500                1,604
UTi Worldwide                                       90,500                2,376
                                                                          8,246


Airlines  0.3%

Frontier Airlines*                                  79,600                  538
Midwest Express Holdings*                           55,300                  296
                                                                            834


Building Products  0.4%

Simpson Manufacturing*                              45,400                1,494
                                                                          1,494

Commercial Services & Supplies  9.4%

BISYS Group*                                        67,700                1,076
Central Parking                                    151,500                2,857
CompX International, Class A                        29,400                  246
Consolidated Graphics*                              33,900                  754
Electro Rent*                                       56,300                  682
G&K Services, Class A                               69,900                2,475
Global Payments                                     83,300                2,667
Herman Miller                                      131,500                2,420
Ionics*                                             16,900                  385
Iron Mountain*                                     167,650                5,534
Layne Christensen*                                  70,400                  577
New England Business Service                        92,200                2,250
Resources Connection*                              102,500                2,379
SOURCECORP*                                         59,200                1,101
Spherion*                                          100,500                  673
Tetra Tech*                                        174,825                2,133
United Stationers*                                  84,200                2,425
Waterlink*                                          20,300      $             2
West Corporation*                                   43,300                  719
                                                                         31,355


Construction & Engineering  0.5%

Insituform Technologies, Class A*                  105,600                1,800
                                                                          1,800


Electrical Equipment  3.3%

A.O. Smith                                         161,300                4,357
American Superconductor*                            25,900                   78
Belden                                             198,100                3,015
Global Power Equipment Group*                        2,300                   11
Paxar*                                             224,400                3,310
PECO II*                                            27,400                   18
Woodward Governor                                    9,000                  391
                                                                         11,180


Machinery  3.5%

Actuant Corporation, Class A*                       49,080                2,280
Cuno*                                               53,000                1,755
Graco                                               42,600                1,221
Harsco                                             115,800                3,693
IDEX                                                21,500                  703
Joy Global*                                         28,500                  321
Lindsay Manufacturing                               51,200                1,096
Reliance Steel & Aluminum                           27,900                  581
                                                                         11,650


Marine  0.0%

International Shipholding*                          10,400                   63
                                                                             63


Road & Rail  0.2%

Heartland Express*                                  25,023                  573
                                                                            573

Trading Companies & Distributors  0.3%

MSC Industrial Direct, Class A*                     47,200                  838
Watsco                                              16,750                  274
                                                                          1,112

Total Industrials & Business Services                                    70,257

INFORMATION TECHNOLOGY  16.5%


Communications Equipment  1.3%

Black Box                                           59,200                2,652
Emulex*                                             31,600                  586
Packeteer*                                          62,400                  428
Riverstone Networks*                               170,000                  361
Stratos Lightwave*                                   4,108                   18
Tekelec*                                            33,400                  349
                                                                          4,394


Computer Peripherals  0.1%

Synaptics*                                          35,100      $           267
                                                                            267


Electronic Equipment & Instruments  4.0%

Analogic                                            37,900                1,906
Artesyn Technologies*                              105,500                  405
KEMET*                                             188,400                1,646
Littelfuse*                                        115,000                1,939
LSI Industries                                      51,250                  710
Methode Electronics, Class A                       142,200                1,560
Newport*                                            50,400                  633
Plexus*                                            194,700                1,709
Technitrol                                          97,500                1,574
Woodhead Industries                                109,200                1,234
                                                                         13,316


Internet Software & Services  1.2%

Digital Impact*                                     40,100                   76
Internet Security Systems*                          90,700                1,663
Keynote Systems*                                    14,000                  108
MatrixOne*                                         166,700                  717
Netegrity*                                          87,300                  284
Register.com*                                       18,700                   84
Stellent*                                           40,500                  180
Webex Communications*                               12,100                  181
Websense*                                           41,200                  880
                                                                          4,173


IT Consulting & Services  1.6%

CACI International, Class A*                        73,300                2,613
ManTech, Class A*                                   34,400                  656
MPS Group*                                         238,500                1,321
Renaissance Learning*                               39,800                  752
                                                                          5,342


Semiconductor Equipment & Products  3.4%

Applied Micro Circuits*                              2,100                    8
ATMI*                                              107,700                1,995
Cabot Microelectronics*                             34,700                1,638
Entegris*                                          141,700                1,459
Exar*                                              108,800                1,349
Lattice Semiconductor*                              16,400                  144
MKS Instruments*                                   136,300                2,239
Mykrolis*                                          141,200                1,031
Semtech*                                           145,800                1,592
                                                                         11,455


Software  4.9%

Actuate*                                            59,200      $           105
Concord Communications*                             35,400                  318
Factset Research Systems                            84,600                2,392
FileNet*                                            33,800                  412
Jack Henry & Associates                            219,600                2,644
Kronos*                                            105,200                3,891
Magma Design Automation*                            15,700                  150
Mercury Interactive*                                25,700                  762
Midway Games*                                      167,500                  699
NetIQ*                                              19,708                  243
Progress Software*                                 104,000                1,347
Quest Software*                                     37,700                  389
Sonicwall*                                          33,300                  121
SPSS*                                               56,100                  785
Verisity Ltd.*                                      23,500                  448
Verity*                                             82,600                1,106
Wind River Systems*                                102,400                  420
                                                                         16,232

Total Information Technology                                             55,179


MATERIALS  6.8%

Chemicals  5.7%

Airgas*                                            208,600                3,598
Arch Chemicals                                     121,000                2,208
Ferro                                               51,500                1,258
IMC Global                                         226,000                2,412
MacDermid                                           22,200                  507
Material Sciences*                                  81,200                1,051
Minerals Technologies                               95,800                4,134
Scotts, Class A*                                    78,800                3,864
                                                                         19,032


Containers & Packaging  0.2%

Constar International*                              26,000                  305
Smurfit-Stone Container*                            19,600                  302
                                                                            607


Metals & Mining  0.6%

Gibraltar Steel                                     22,700                  432
Lihir Gold (AUD)*                                1,041,200                  844
Newmont Mining                                      13,104                  380
NN, Inc.                                            33,400                  334
                                                                          1,990

Paper & Forest Products  0.3%
Buckeye Technologies*                              159,500      $           981
Potlatch                                             4,500                  108
                                                                          1,089

Total Materials                                                          22,718


TELECOMMUNICATION SERVICES  0.1%

Wireless Telecommunication Services  0.1%

Western Wireless, Class A*                          31,400                  166


Total Telecommunication Services                                            166


UTILITIES  0.6%

Electric Utilities  0.6%

Cleco                                              105,800                1,481
Unisource Energy                                    37,600                  650

Total Utilities                                      2,131

Total Common Stocks (Cost  $345,388)                                    317,571

Short-Term Investments  4.9%

T. Rowe Price Reserve Investment
  Fund, 1.53%#                                  16,413,512               16,414

Total Short-Term Investments
  (Cost  $16,414)                                                        16,414



                                                                          Value
--------------------------------------------------------------------------------
Total Investments in
Securities 100.0% of
Net Assets (Cost $361,802)                                      $       333,985

Other Assets Less Liabilities                                                 4

NET ASSETS                                                      $       333,989
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $            69

Undistributed net realized gain (loss)                                      200

Net unrealized gain (loss)                                              (27,817)

Paid-in-capital applicable to
35,210,148 shares of $0.0001
par value capital stock
outstanding; 1,000,000,000
shares of the Corporation
authorized                                                              361,537

NET ASSETS                                                      $       333,989
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          9.49
                                                                ---------------

#    Seven-day yield

*    Non-income producing

AUD  Australian dollar

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.





Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend                                                 $    2,905
  Interest                                                        278
  Total income                                                  3,183

Expenses
  Investment management                                         2,158
  Custody and accounting                                          125
  Legal and audit                                                  15
  Registration                                                     14
  Shareholder servicing                                             7
  Directors                                                         7
  Prospectus and shareholder reports                                2
  Proxy and annual meeting                                          1
  Miscellaneous                                                     1
  Total expenses                                                2,330
  Expenses paid indirectly                                        (13)
  Net expenses                                                  2,317
Net investment income (loss)                                      866


Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                          1,356
Change in net unrealized gain (loss) on securities            (53,361)
Net realized and unrealized gain (loss)                       (52,005)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (51,139)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
In thousands


                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $           866      $         1,106

  Net realized
  gain (loss)                                        1,356                6,508

  Change in net
  unrealized gain
  (loss)                                           (53,361)               9,969

  Increase (decrease)
  in net assets
  from operations                                  (51,139)              17,583


Distributions to shareholders

  Net investment
  income                                              (699)              (1,206)

  Net realized
  gain                                              (1,048)              (4,341)

  Decrease in net
  assets from
  distributions                                     (1,747)              (5,547)


Capital share transactions *

  Shares sold                                      127,659               74,456

  Distributions reinvested                           1,638                5,290

  Shares redeemed                                  (30,526)             (33,153)

  Increase (decrease)
  in net assets from
  capital share transactions                        98,771               46,593


Net Assets

Increase (decrease)
during period                                       45,885               58,629

Beginning of period                                288,104              229,475

End of period                              $       333,989      $       288,104
--------------------------------------------------------------------------------


*Share information

  Shares sold                                       12,103                7,007

  Distributions reinvested                             173                  495

  Shares redeemed                                   (2,931)              (3,258)

  Increase (decrease)
  in shares outstanding                              9,345                4,244

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2002


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $13,000 and $0, respectively, for the year ended December 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $155,444,000 and $61,197,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
Ordinary income                                            $1,048,000
Long-term capital gain                                        699,000
Total distributions                                        $1,747,000
                                                           ----------


At December 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                    $ 33,274,000
Unrealized depreciation                                     (61,091,000)
Net unrealized appreciation (depreciation)                  (27,817,000)
Undistributed ordinary income                                    69,000
Undistributed long-term capital gain                            200,000
Paid-in capital                                             361,537,000
Net assets                                                 $333,989,000
                                                           ------------


For the year ended December 31, 2002, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.


Undistributed net investment income                        $  (98,000)
Undistributed net realized gain                                98,000


At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $361,802,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2002, investment management fee payable totaled $186,000.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 0.75%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.75%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $68,000 for the year ended December 31, 2002, of which $5,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $278,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Institutional Small-Cap Stock Fund


Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $251,000 from short-term capital gains,

o $699,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $1,117,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Institutional Small-Cap Stock Fund


About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1996

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers


Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1996

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Institutional Small-Cap Stock Fund


Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Institutional Equity Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1996                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company;
                                President, Institutional Equity Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Preston G. Athey (7/17/49)              Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
  Equity Funds                          Trust Company

Brian W.H. Berghuis (10/12/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
  Institutional Equity Funds

Stephen W. Boesel (12/28/44)            Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
  Equity Funds                          Trust Company

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Institutional                Price Group, Inc., and T. Rowe Price
  Equity Funds                          Investment Services, Inc.

Anna M. Dopkin (9/5/67)                 Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Institutional           Price Group, Inc., T. Rowe Price
  Equity Funds                          Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Thomas J. Huber (9/23/66)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Trust Company
  Equity Funds

John D. Linehan (1/21/65)               Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
  Equity Funds                          International, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Institutional                and T. Rowe Price Investment Services,
  Equity Funds                          Inc.

Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
  Institutional Equity Funds            Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Institutional               Price Group, Inc., and T. Rowe Price
  Equity Funds                          Trust Company

Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Brian C. Rogers (6/27/55)               Director and Vice President, T. Rowe
Executive Vice President,               Price Group, Inc.; Vice President,
  Institutional Equity Funds            T. Rowe Price and T. Rowe Price Trust
                                        Company

Robert W. Sharps (6/10/71)              Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
  Institutional Equity Funds

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
  Institutional Equity Funds            International, Inc.

Michael F. Sola (7/21/69)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

John F. Wakeman (11/25/62)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

David J. Wallack (7/2/60)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., T. Rowe Price
  Equity Funds                          International, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.